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                                                                 Exhibit 10.8.1


                                    LOAN AGREEMENT


    This Agreement is made as of this 26th day of June, 1997 by and between the GTC MASON LABORATORIES, INC. a Massachusetts corporation (the "Borrower"), having a place of business at 57 Union Street, Worcester, Massachusetts 01608, and the EMERGING TECHNOLOGY FUND of the GOVERNMENT LAND BANK, doing business as MASSDEVELOPMENT, a Massachusetts body politic and corporate created by Chapter 212 of the Acts of 1975, as amended, (the "Lender"), having offices at 75 Federal Street, Boston, Massachusetts 02110.


                                 W I T N E S S E T H:

    WHEREAS, the Borrower is the present owner of the land located at 55 Union Street, Worcester, Worcester County, Massachusetts, as more particularly described in the Mortgage (as hereinafter defined) consisting of land with the improvements thereon (the "Premises"); and

    WHEREAS, the Borrower proposes to renovate the land and building located at the Premises, in two phases, in accordance with plans and specifications for each phase (the "Plans and Specifications"), which may be referred to herein as the "Project"; and

    WHEREAS, the Lender has reviewed and approved the Plans and Specifications for Phase I of the Project which is now complete; and

    WHEREAS, the Borrower will prepare Plans and Specifications for Phase II of the Project (consisting of the renovation of the basement and first floor of the Premises) for Lender's review and approval prior to its commencement of Phase II; and

    WHEREAS, in order to partially finance the construction of the Project, the Borrower has applied to the Lender for a loan of up to Five Million and No/100 ($5,000,000.00) Dollars (the "Loan"); and

    WHEREAS, the Borrower has simultaneously herewith executed and delivered to the Lender a Promissory Note of even date herewith in the principal amount of Five Million and No/100 ($5,000,000.00) Dollars (the "Note") to evidence the indebtedness of the Borrower for all money borrowed hereunder and, as security therefor and for the performance of the Borrower's obligations under this Agreement, has also delivered herewith to the Lender:

         (a) A Mortgage and Security Agreement (the "Mortgage") granting to the Lender a first lien on the Borrower's interest in the Premises, together with a security interest from the Borrower as to certain items of tangible and intangible, real and personal property;

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         (b)  A Collateral Assignment of Leases and Rents (the "Collateral
Assignment") with respect to all leases, rents, issues and profits from the Property;

         (c) An Assignment of Lease (the "Lease Assignment") with respect to Borrower's interest in the property at 57 Union Street, Worcester, MA;

         (d) Hazardous Materials Indemnity Agreement from the Borrower (the "Environmental Indemnity Agreement");

         (e) Uniform Commercial Code Financing Statements (the "Financing Statements") evidencing the security interests created by the Mortgage; and

         (f) The Loan Guaranty of Genzyme Transgenics Corporation (the "Guaranty").

    WHEREAS, Lender will, upon the satisfaction of the terms and conditions of the Loan documents with respect to Phase I of the Project, disburse Three Million Seven Hundred Eighty Eight Two Hundred Fifty Nine and 52/100 Dollars ($3,788,259.52) on the date of this Agreement, leaving a balance of $1,211,740.48 to be disbursed in a single payment upon the completion of Phase II in accordance with this Agreement.

    NOW, THEREFORE, for good and valuable consideration paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower agree with each other as follows:

    1. REPRESENTATIONS AND WARRANTIES: The Borrower hereby represent and warrant to the Lender that, as of the date of this Agreement:

    A.   The following instruments (collectively, the "Basic Instruments"):

         1.   The Note;
         2.   The Mortgage;
         3.   The Collateral Assignment;
         4.   The Lease Assignment;
         5.   The Environmental Indemnity;
         6.   The Financing Statements; and
         7.   The Guaranty.

have been validly executed by the Borrower, are now in full force and effect and, that the Borrower and, to the knowledge of Borrower, the other parties to the foregoing instruments have faithfully performed all their obligations thereunder to the extent accrued as of the date hereof, and none of said other parties has asserted any claim of default on the part of either the Borrower.

    B. The Borrower has good right and lawful authority to enter into this Agreement and the Basic Instruments, and to consummate the transactions contemplated hereby and thereby.

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    C.   The Borrower has duly executed and delivered this Agreement and all documents referred to herein, including without limitation the Basic Instruments, or delivered heretofore or herewith, in accordance with authority duly conferred and exercised and such documents are the lawful, valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

    D. The execution and performance of this Agreement and the Basic Instruments, and the consummation of the transactions hereby and thereby contemplated do not and will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan or credit agreement, trust indenture, or other instrument or agreement to which the Borrower is a party or by which the Borrower may be bound or affected; none of the Basic Instruments and no other instrument or agreement to which the Borrower is a party or by which the Borrower may be bound or affected imposes or will impose on the Borrower any material obligations which are or will be inconsistent with any other obligations imposed on the Borrower under any of the Basic Instruments or any other instrument or agreement delivered by the Borrower to the Lender, and there does not exist any undertaking made to any party by the Borrower, nor any action or failure to act by either the Borrower, which involves or will involve any breach of any material obligation owed to any other party by the Borrower.

    E. There are no actions, suits or proceedings (including, without limitation, any bankruptcy, reorganization, insolvency or condemnation proceedings) pending or threatened against the Borrower or materially adversely affecting the Borrower or the Premises or the Project or which may involve or affect the validity or enforceability of this Agreement or any of the Basic Instruments, at law or in equity, or before or by any governmental authority, except actions, suits and proceedings that have been disclosed to Lender in writing and none of which, if adversely determined, would impair the ability of the Borrower to pay when due any amount which may become payable in respect of the Note and the Borrower is not in default with respect to any order, injunction, decree or demand of any court or any governmental authority.

    F. A copy of the Plans and Specifications for Phase I of the Project initialed for identification by the Borrower has been delivered to the Lender prior to the date hereof and is true and correct, satisfactory to the Borrower, approved by any governmental authority having or claiming jurisdiction of the Premises, and has been approved in writing by Lender; no violation of any applicable law, ordinance, order, rule or regulation exists, and the use of the Premises for the Project does and will not constitute a violation of any applicable laws, ordinances, orders, rules or regulations.

    G. All statements, financial or otherwise, submitted by the Borrower to the Lender in connection with this Agreement and the Basic Instruments, and the transactions contemplated hereby are true and correct in all respects, and with respect to any financial statements are in accordance with the books and records of the Borrower and have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition of the Borrower, as of the dates thereof.

    H. No person, firm or corporation has performed any construction work or furnished services in connection with any construction carried on or to be carried on at the

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Premises who or which remains unpaid at the time of execution of this
Agreement, except as indicated in the requisitions submitted simultaneously herewith or otherwise approved by the Lender.

    I. The Plans and Specifications for Phases I and II of the Project will provide for the construction of all buildings and related facilities required by this Agreement and the Basic Instruments, or any of them, and will set forth all obligations to be performed by the Borrower. Prior to the disbursement of any Loan proceeds for Phase II, Borrower shall furnish Lender with an initial schedule and such other construction information that Lender may reasonably request.

    J. All certifications, representations and warranties contained in any certificate or other instrument or agreement delivered by or on behalf of the Borrower pursuant to this Agreement are true, correct and complete, and shall constitute representations and warranties made by the Borrower hereunder continuing throughout the term of the Loan.

    2.   BORROWER'S AGREEMENT TO PERFORM CERTAIN OBLIGATIONS:

    A. Performance of Obligations: The Borrower agrees faithfully to perform, pay and observe all of its respective debts, obligations and liabilities to the Lender, direct or indirect, absolute or contingent, due or to become due, existing or hereafter arising, including, without limitation, all obligations under this Agreement and the Basic Instruments, or any of them, together with all other agreements of the Borrower relating to the Premises or the Project, (collectively, the "Obligations"). Upon the occurrence of a default in the payment or performance of the Obligations or an Event of Default (as hereinafter defined), Borrower agrees promptly to notify the Lender of the same in writing in the manner specified in Paragraph 16 below. The Borrower further agrees to enforce all of its respective rights under agreement of any kind with respect to the Premises or Project, including without limitation leases and rental arrangements, without in each case first obtaining the prior written consent of the Lender.

    B. Financial Reporting: During the period of the Loan, the Borrower shall submit to Lender, the financial information specified at Section 10 of the Mortgage.

    C. Certification: The financial statements delivered to the Lender pursuant to this section shall be accompanied by a certificate of the chief financial officer of the Borrower, certifying that such financial statements are true and complete and that they fairly represent the financial condition and operations of the Borrower over the periods indicated, that such financial statements have been prepared in accordance with GAAP consistent with preparation of the financial statements previously delivered to the Lender, and, that no Event of Default (as hereinafter defined) has occurred as of such date and no event has occurred which would constitute an Event of Default with the giving of notice or lapse of time or both, and, if so, stating the facts with respect thereto.

    Borrower shall provide the Lender with such additional information, reports or statements regarding the operations, business, affairs and financial condition of each of them

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as the Lender may from time to time reasonably request.  All financial and business reports provided to the Lender shall be in form and substance satisfactory to the Lender.

    D. Access to Records: The Borrower shall keep the Lender fully and accurately informed as to the location of all of its books and records and whenever reasonably requested by the Lender, shall provide and certify, at its sole expense, such information concerning the Project, the Borrower, finances and other topics as the Lender reasonably considers necessary to enable it to keep itself informed of financial and any other matters pertaining the Borrower and the Project. The Borrower shall permit the Lender's agents to have access to, examine, audit and copy all such books and records and any other records pertaining to the Borrower's business which the Lender may reasonably request. The Borrower shall keep adequate records and books of account with respect to the Loan and its business in accordance with GAAP. If the Borrower should not make its books and records available to the Lender as contemplated herein, the Lender may remove them from the Borrower's place of business or any other place where the same may be found for the purpose of examining, auditing and copying the same. Any of the Borrower's books and records so removed by the Lender's agents shall be returned to the Borrower by the Lender as soon as the examination, audit or copying of the same has been completed. At the Lender's request, the Borrower shall reimburse the Lender for all reasonable travel, lodging and similar expenses incurred in connection with any examination, audit or copying of the Borrower's books and records.

    E. Copies of Communications: Borrower will transmit to Lender, immediately upon receipt thereof, any communication which could affect Lender's security, or have a material adverse effect on the financial condition of Borrower, or which otherwise involves a claim against Borrower and will promptly respond fully to any inquiry of Lender made with respect thereto.

    3. AGREEMENT TO ASSIGN: On the request of the Lender from time to time, the Borrower agrees to assign to the Lender, in such form as the Lender may reasonably require, as collateral security for the Borrower's obligations under this Agreement, all contracts, agreements and leases of every kind entered into by the Borrower with respect to the Premises or the Project and all permits, plans and specifications relating to the Premises or the Project (such assignments to provide that the Lender shall not be obligated thereby to perform any of the Borrower's obligations thereunder, unless the Lender elects so to do, and further to provide that the Lender shall not exercise the Borrower's rights under the contracts, agreements or leases assigned or enjoy the use of said permits, plans and specifications until the Lender in good faith shall have determined a default to exist hereunder).

    4. ADDITIONAL COVENANTS OF BORROWER: The Borrower covenants and agrees as follows:

    A. Construction: To diligently cause Phase II of the Project to be constructed and completed and made ready for occupancy and use in accordance with Plans and Specifications to be approved by the Lender all in a manner satisfactory to the Lender on or before December 31, 1998 (the "Completion Date").

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         The materials used in the Project shall be of the quality called for by the Plans and Specifications, and the workmanship shall be in conformity with this Agreement, and both shall be satisfactory to the Lender. The Borrower shall not make any changes in or additions to such materials or the construction contract whether by change order or otherwise, without the prior written consent of the Lender, provided, however, that such consent shall not be required for any individual changes or additions which do not materially affect the Project, and the cost of which do not exceed the lesser of (i) $10,000.00 or (ii) a two percent (2%) of the amount of the contract or subcontract, pursuant to which such work is being performed.

         The Borrower agrees to cause its Contractor to compile and deliver to Borrower and Lender a list of all subcontractors performing work on the Project and to cause the Contractor to continually update said list as construction progresses. The Borrower agrees to cause the Contractor to furnish such statements as to progress and certificates of completion as the Lender may from time to time during the term of this Agreement reasonably require, and also agrees to promptly execute and cause the Contractor to promptly execute a Notice of Substantial Completion in conformance with M.G.L. c. 254, Section 2A, and to record such Notice in the appropriate registry of deeds, all without expense to Lender. The Borrower agrees to provide a copy of the Notice of Substantial Completion to the Lender and to any subcontractors performing work on the Project.

         The Borrower further agrees to pay the cost incurred by the Lender to engage a consulting engineer and/or architect (collectively, the "Lender's Consultants") to inspect the Premises and the Project and to perform such other services as the Lender may reasonably require in connection with the Loan.

         The Borrower agrees to cause the Contractor to make available to the Lender all the Plans and Specifications for Phase II and all of the foregoing services, all without expense to the Lender and in the event that the Lender shall take over the Project by reason of Borrower's default, the Lender shall be entitled to use said Plans and Specifications without any compensation to the Contractor.

         The Borrower agrees to provide the Lender for its approval, a complete, current, written and detailed estimate of all direct and indirect costs which will be associated with the construction of Phase II of the Project in conformity with the Sources and Uses of Funds Schedule prepared by Borrower and reviewed by Lender. Any changes in such Schedule shall be reviewed and approved by the Lender, in its sole and uncontrolled discretion.

         The Borrower agrees to promptly pay the Contractor and all other contractors and materialmen the amounts justly due to them.

         Prior to the commencement of construction of Phase II of the Project contemplated by this Agreement, the Borrower agrees to provide the Lender with Plans and Specifications, contracts, a list of the major subcontractors as to trade and amount and, if requested by Lender, copies of the major subcontracts and such other construction information

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that Lender may reasonably request. The Borrower further agrees to not permit the major subcontractors working on the Project to change without the Lender's written consent.

         In the event the Construction Contract is terminated, the Borrower agrees to notify the Lender and to promptly record the Notice of Termination in the appropriate registry of deeds. The Borrower agrees to provide a copy of the Notice to the Lender and any subcontractors which recorded a notice pursuant to M.G.L. c. 254, Section 4.

    B. Materials: The Borrower shall not suffer the use in connection with the construction of the Project of any materials, fixtures or equipment intended to become part of the Project which are purchased upon lease or conditional bill of sale or to which the Borrower does not have absolute and unencumbered title, and to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with such construction.

    C. Insurance: The Borrower shall cause to be maintained in force policies of insurance as set forth in the Mortgage.

    D.   Compliance With Government Regulations And Applicable Agreements:
The Borrower shall conform to and comply with all restrictions, building laws, environmental laws and zoning laws relating to the Premises and Project and with all other applicable statutes, laws, ordinances, codes, rules, regulations and restrictions of the United States, the state and municipality in which the Project is located and of any other governmental division, board or officer having or claiming jurisdiction over the Premises, with the requirements of the Board of Fire Underwriters or other insurance underwriters or similar body, and with the provisions of the Basic Instruments, and to insure that the Project will not encroach upon any public or private way or any property belonging to third parties.

    E. Priority Of Mortgage: The Borrower shall at all times keep the Premises free from any attachment, encumbrance or lis pendens, from any mechanics' or other liens or notices arising from the furnishing of materials or labor and from all other liens and encumbrances of any kind whether such lien or encumbrance shall be superior to or subordinate to the Mortgage and real estate taxes not due and liens and encumbrances approved in writing by the Lender.

    F. Agreement Not Assignable: The Borrower shall not suffer any attachment, whether by trustee process or otherwise, to be made or attempted against the Borrower's interest in, to or under this Agreement or under the Basic Instruments or in or to any payment, advance or other sums thereunder, and shall not, without the prior written consent of the Lender, assign or transfer any of the same, or any interest therein. Any such assignment or transfer made without the Lender's consent shall be void and of no force or effect. The Lender reserves the right to assign its rights hereunder and to grant participation in the Loan to others.

    G. Books And Records: The Borrower shall cause to be kept and maintained, and shall permit the Lender and its representatives to inspect at all reasonable times, accurate

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books, records and accounts showing all materials ordered and received and all disbursements and accounts payable in connection with the Project, and to use any funds advanced for construction solely for the payment of obligations and expenses properly incurred in connection with said construction.

    H. Inspection Of Construction; Access: The Lender and its representatives shall at all times have the right to enter the Premises for the purpose of inspecting the state of the Premises and progress of work and materials thereon and to enforce any remedies in the event of a default hereunder. If any such inspection is not satisfactory, then the Lender shall not be obligated to make any advances to the Borrower.

    I. Fees And Other Payments: Whether or not the transactions contemplated herein shall be consummated, the Borrower shall pay promptly, when due, all reasonable fees and expenses of the Lender's attorneys and of the Lender's Consultants and participants incurred in connection with the borrowing referred to herein and the preparation, execution, delivery and performance of this Agreement, the Basic Instruments and the enforcement and preservation of all rights of the Lender against the Borrower. Such fees and expenses shall include, without limitation, reasonable attorneys' fees and expenses (which shall include all costs for administrative, paralegal and other support staff), appraisal fees, survey fees, engineering fees, lien certificate fees, consultants' fees and title examination, title insurance and recording fees. If the Borrower fails to make such payments or any other payments which, in the reasonable judgment of the Lender, it is necessary to make to secure the priority of the Mortgage upon ten (10) days written notice to the Borrower, the Lender may make such payment for the Borrower's account and charge the same against any advance that may otherwise be due hereunder to the Borrower or may otherwise collect said amount from the Borrower, and the Borrower agrees to pay to the Lender any such amount not so charged against advances due hereunder, notwithstanding that the aggregate indebtedness of the Borrower to the Lender hereunder may exceed the aggregate amount which the Lender is obligated to advance hereunder. Such amounts shall accrue interest at the rate(s) from time to time applicable to indebtedness under the Note, and shall be secured by the Mortgage and other Basic Instruments securing the Note.

    J. Restrictions on Transfers and Distributions: Except as expressly and specifically permitted by this Agreement, the Borrower shall not without the prior written approval of the Lender in each instance obtained:

         (i) Convey, assign, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, disposal or encumbrance of all or any part of any legal or beneficial interest in the Premises or the Project or any of the real estate, personal property or fixtures included therein or used in connection therewith (including in such personal property, without limitation, rents and other contractual claims);

         (ii) Permit any change in the identity of the officers, directors and equity holders of the Borrower other than in the ordinary course of Borrower's business;

         (iii) Dispose of or delegate any right to manage or receive any of the rents and profits of the Project;

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         (iv)  Make any distribution of assets or any income of any kind of the Project;

         (v) Permit the use of the Premises or the Project for any purpose except the use which was proposed and disclosed to Lender; or

         (vi) Repay sums borrowed (from anyone other than the Lender) for the purpose of financing the cost of the Project except as approved by Lender, but nothing herein contained shall restrict the payment of interest in accordance with the applicable terms of such borrowings so long as the Borrower is not in default hereunder.

    K. Notice Of Delay: The Borrower shall give to the Lender prompt written notice of any fire, explosion, accident, flood, storm, earthquake or other casualty or strike, lock out, act of God or interruption of the construction of Phase II of the Project which may interfere with the ability of the Borrower to complete the Project by the Completion Date specified in Paragraph 4(A) of this Agreement.

    L. Bonds: At the option of the Lender, the Borrower shall furnish one hundred percent (100%) performance, payment and lien bonds from all contractors and subcontractors with the Lender to be named as co-obligee in such amounts and in such form as shall be satisfactory to the Lender.

    M. Use of Loan Proceeds: The Borrower shall utilize all Loan proceeds only for items which are permitted under this Agreement. The Borrower agrees to hold all advances by the Lender hereunder as a trust fund for the purpose of payment of the costs and expenses permitted under this Agreement.

    N. Additional Documentation: The Borrower shall promptly execute and furnish such other documentation, agreements and assurances as the Lender shall from time to time reasonably require.

    O. Financing Sign on Property; Publicity: The Borrower authorizes the Lender to prepare and furnish news releases to the news media or any other publications selected by the Lender advertising the fact that financial assistance for the Project has been obtained from the Lender.

    P. Financial Covenants: The Borrower shall maintain net worth (excluding intercompany receivables or payables) of at least Eight Million Dollars ($8,000,000), measured on a quarterly basis. The Borrower shall maintain, on an annual basis, local operating profit equal to at least twice the debt service on the Loan.

    5. AGREEMENT TO LEND AND BORROW: Subject to all of the terms and conditions hereof, the Lender hereby agrees to lend to the Borrower, and the Borrower hereby agrees to borrow from the Lender, the principal amount of the
Note in two installments pursuant to the terms of this Agreement and to pay interest monthly on amounts so borrowed at the rate set forth in the Note, it being understood that the Borrower shall be liable for the payment of interest only on such sums as shall have been advanced from time to time under this Agreement to the Borrower and which remain outstanding.

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    6.   CONDITIONS PRECEDENT TO FIRST ADVANCE:  Prior to the first advance, for Phase I of the Project, and as a condition of the Borrower's right to receive any of the proceeds of the loan contemplated by this Agreement, there shall have been furnished to the Lender:

    A. A mortgagee's title insurance policy in form and substance and issued by a company or companies satisfactory to the Lender and insuring that the Lender has a valid first mortgage of record on the fee simple title to the Premises, subject only to those encumbrances specifically approved by the Lender, in an amount not less than the principal amount of the Note;

    B. Such evidence as the Lender may require that the use contemplated for the Premises and the Project, and all of the improvements therein and construction thereof, comply with all restrictions, statutes, laws, ordinances, rules, codes, regulations, requirements and provisions of Paragraph 4D hereof;

    C. Policies or certificates of insurance required by Paragraph 4C hereof;

    D. Such evidence as the Lender may require that the Borrower's representations and warranties of Borrower contained herein and in the Basic instruments are true and correct;

    E. A current survey, satisfactory in form and content to the Lender, certified by a surveyor, registered as such in the Commonwealth of Massachusetts to which is attached a certificate in the form hereto annexed marked Exhibit A;

    F. Such evidence as the Lender may require that the Premises and the Project comply with applicable easements, restrictions and agreements of record to the extent in force and applicable;

    G. A certificate from a professional, registered as such in Massachusetts, in the form hereto annexed marked Exhibit B, certifying compliance with all applicable zoning, building, health, fire and safety statutes, codes, by-laws and regulations and other governmental requirements, the availability and adequacy of access/egress, sewer, drain, water, electric and other utility services, to the lot line of the Premises, together with such other assurances concerning the design of the Project as the Lender may require;

    H. Such evidence as the Lender may require that no flood insurance or notices are required for the Premises or the Project under the so-called Flood Disaster Protection Act of 1973 or, if such insurance or notices are required, that such flood insurance coverage in form and substance and issued by a company or companies satisfactory to the Lender is in force, or that such notices have been given to the Borrower as the case may be;

    I. The Lender's receipt of an opinion from counsel to the Borrower, in form and substance satisfactory to the Lender's counsel, that the Premises and the Project are in compliance with all applicable zoning codes, by-laws and regulations and all environmental and other land use restrictions;

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    J.   Evidence in form and substance satisfactory to the Lender from the
Executive Office of Environmental Affairs that the provisions on M.G.L. Chapter 30, Section 62 have been complied with in all respects prior to the Phase II final advance.

    K. The Lender's receipt of an opinion from counsel to the Borrower, in form and substance satisfactory to the Lender's counsel, stating, among other opinions, that the loan documents executed by the Borrower have been validly authorized, duly executed and constitute the valid, binding and enforceable obligations of the Borrower and that there is no pending litigation that might adversely affect the Borrower or the Project.

    L. The Lender's receipt of a certification from an environmental engineer that all hazardous or toxic substances on, under or within the Premises, as so defined under state and federal law, on, under or within the Premises have been removed in compliance with all state and federal laws or, in the alternative, verification that no such hazardous or toxic substances exist on the property, in form and substance satisfactory to Lender and its counsel.

    M. Such evidence that the Lender may require that all permits, licenses, approvals, variances or other like zoning relief required to permit the construction and intended use of the Premises and the construction and use of the Project (including, without limitation, a building permit) have been acquired for the Borrower and are in full force and effect, and that all remaining permits necessary for construction of the Project can be obtained in the ordinary course of business;

    N. Such evidence as the Lender may require that there has been no material adverse change in the business, assets, property, prospects or condition (financial or other) of the Borrower, and that the Premises shall have sustained no impairment, reduction, loss or damage which has not been fully restored and repaired and are in good condition, and that no eminent domain proceedings or other government action is or shall be pending against or with respect thereto; and

    O. Payment of all attorney's, consultant and other fees and expenses incurred by the Lender in connection with the closing of the Loan.

    7. SUBMISSION OF REQUEST FOR FINAL ADVANCE: The final advance against the Note and this Agreement upon the completion of Phase II of the Project is to be made by the Lender, in its sole and uncontrolled discretion, under the following conditions:

    A. A certificate executed by the Borrower in the form annexed hereto marked Exhibit C. At the Lender's request, all requests for any payment on account of construction shall also be accompanied by certificates executed by the Lender's Consultants in such form as Lender may reasonably require.

    B. An endorsement of the title insurance policy referred to in Paragraph 6A hereof, satisfactory in form and substance to the Lender redating the policy to the date of such request and subject to no additional exceptions other than those approved by the Lender in writing;

    C. (i) Delivery to Lender of a copy of the final certificate of use and occupancy for the Project issued by the appropriate government authority; and
(ii) evidence that all utilities necessary for the Project are operational; and (iii) upon the expiration of the period during which liens may be perfected with respect to any improvements to the Project or Premises without any lien having been perfected, or upon receipt of lien waivers satisfactory to the Lender, or upon receipt of title insurance satisfactory to the Lender insuring that there are and will be no mechanics' or materialmen's liens on the Project to and including the point of final completion, except as may be permitted pursuant to M.G.L. c. 254, Section 20; and (iv) the authorization of Lender's construction consultant.

    D. Without at any time waiving any of the Lender's rights under this Agreement, the Lender shall always have the right to make an advance hereunder without satisfaction of each and every condition upon the Lender's obligation to make an advance under this Agreement; and the Borrower agrees to accept any advance which the Lender may elect to make under this Agreement.

    8.   INTENTIONALLY DELETED:

    9. LENDER'S RIGHT TO MAKE PAYMENTS AND TAKE OTHER ACTION: The Lender may after ten (10) business days' prior notice to the Borrower of its intention to do so, obtain and maintain all insurance coverage required by the Lender in accordance with this Agreement, and may after five business days' prior notice to the Borrower of its intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), pay such amount as may be necessary to cause to be discharged any encumbrances, any sums due or claimed to be due for labor or materials furnished, and any other sums which in the reasonable opinion of the Lender, or its attorneys, necessary to secure the priority of the Mortgage, and may take such other and further action as it may deem advisable in order to secure the completion of the Project in accordance herewith, the protection of its secured positions and the performance of all obligations of the Borrower hereunder. Any moneys so paid may be charged against sums due the Borrower hereunder as the Lender may see fit and added to the indebtedness under the Note, or may otherwise be collected from the Borrower, and the Borrower agrees to repay to the Lender all such moneys, notwithstanding that the aggregate indebtedness of the Borrower to the Lender hereunder may exceed the aggregate amount which the Lender is obligated to advance hereunder.
Such amounts shall accrue interest at the rate(s) from time to time applicable to indebtedness under the Note, and shall be secured by the Mortgage and the other Basic Instruments securing the Note.

    In addition, the Borrower hereby irrevocably authorizes the Lender at any time and from time to time without further request from or notice to the Borrower, to make advances which the Lender, in its reasonable discretion, deems necessary or appropriate to protect the Lender's interest under this Agreement, including, without limitation, advances made to cover debit balances, principal of and/or interest on, any loans or any other Obligations, any fees, and/or and enforcement costs, prior to, on or after the termination of other advances under this Agreement, regardless of whether the aggregate amount of the advances may exceed the amount of the Loan.

    10. DEFAULT: The Borrower shall be deemed to be in default under this Agreement upon the occurrence of any of the following events of default:

         (i) failure of the Borrower to make, within ten (10) days of the date when due, any payment of principal, interest or premium under the Note or failure by the Borrower to pay within fifteen (15) business days of the date due or demanded, as the case may be, any other amounts required to be paid under this Agreement in the manner specified herein;

         (ii) default by the Borrower under any of the provisions of this Agreement continuing beyond fifteen (15) days after Lender's written notice thereof and such additional time as shall be required to diligently cure any defaults which cannot be cured within said fifteen (15) day period, as reasonably determined by the Lender;

         (iii) default under the Note or under any of the other Basic Instruments or obligation by the Borrower beyond any applicable grace period expressly set forth therein;

         (iv) default by the Borrower in the payment or performance of any other obligations of the Borrower with respect to the Project and the continuance of such default for a period of fifteen (15) days after the earlier of the date Borrower should have notified Lender thereof as set forth hereunder or Lender's written notice thereof, or for any shorter period if continuation of such default for such shorter period shall involve or result in the taking of possession of the Project or any part thereof by any creditor or obligee of the Borrower or shall involve or result in the assertion of any other remedy by such creditor or obligee, which default, in the Lender's opinion, may impair the Borrower's ability punctually to perform all of its obligations under this Agreement or may threaten the Lender's security;

         (v) any representation or warranty made by or for the Borrower herein or in any statement heretofore or hereafter furnished to the Lender by or on behalf of the Borrower shall prove to have been incorrect, false or misleading in any material respect when made or furnished;

         (vi) insolvency, assignment for the benefit of creditors, or the commencement of any proceedings under any bankruptcy or insolvency law or any other laws relating to the relief of debtors, by, of or against the Borrower, and such proceedings, if involuntary, shall not have been dismissed within sixty (60) business days after commencement thereof;

         (vii) any notice of contract, mechanic's lien, attachment, tax lien of any kind or encumbrance (except as permitted pursuant to M.G.L. c. 254, Section 2, or under the terms of the Mortgage) is filed against any improvements to the Project or Premises, any materials, fixtures or other items stored or to be stored thereon or therein or any personal property used or to be used in connection with the operation thereof which is not withdrawn or bonded or, with respect to which, Borrower has not escrowed sufficient funds with Lender as security for such claims, to the satisfaction of the Lender within thirty (30) days after filing;

         (viii) condemnation or eminent domain taking of all or any part of the Premises;

         (ix) the entry of any judgment in excess of $25,000 against the Borrower (not satisfied within sixty (60) days of entry);

         (x) default by the Borrower under any other agreement made with the Lender in connection with the Project;

         (xi) failure of the Borrower to procure in a timely manner and retain any of the federal, state, county, city, municipal or other permits, licenses or approvals necessary to construct and operate the Project for its intended purposes;

         (xii) any change in control or the sale, transfer, assignment or other disposition of any legal or beneficial interest of the Borrower without the consent of the Lender which consent will not be unreasonably witheld or delayed;

         (xiii) failure of the Borrower to substantially complete Phase II of the Project and to receive a permanent use and occupancy permit for Phase II and the Project by the Completion Date;

         (xiv) failure of the Borrower to continue its operations at the Premises; or

         (xv) failure of the Borrower to notify the Lender after the date hereof of the discovery of any hazardous or toxic substances, as defined under state or federal law, on the Premises or on any property adjacent thereto or receipt of a Notice of Responsibility from the Department of Environmental Protection by the Borrower or owner of any property adjacent to the Premises.

    11. LENDER'S REMEDIES IN EVENT OF DEFAULT: The Lender shall not be obligated to make any advance if there shall exist any event of default as defined in Paragraph 10 hereof or if, in the reasonable opinion of the Lender, the sums remaining to be advanced hereunder together with other funds made available by the Borrower shall be insufficient for the payment of all expenses incurred or which may be incurred for the completion of the Project, or if there shall have been any material adverse change in the credit or financial standing of the Borrower. The Lender may at any time or times, after an event of default, declare the unpaid principal of and accrued interest on the Note to be immediately due and payable, whereupon the same shall become due and payable without any notice or demand. In addition to all other rights it shall have, including, without limitation, any and all rights under the Basic Instruments, the Lender may at any time or times thereafter take immediate possession of the Premises and in its discretion may thereupon proceed to complete the Project or to take any other actions with respect thereto. All materials at that time on or near the Premises which are the property of the Borrower shall become the property of the Lender, without payment therefor, to be used in said completion, and the Lender is authorized to charge all money expended for said completion against any payments not already advanced; and the Borrower agrees to pay the Lender all sums expended in good faith by the Lender in said completion, even if the same shall be more than the amount agreed to be advanced, together with such additional sums as shall reasonably compensate the Lender for the time and effort the Lender and its employees shall have expended in connection therewith. The foregoing shall be deemed to authorize, but not obligate in any event, the Lender to do all such things in connection with the completion of the Project as it, in its sole discretion, may deem advisable, including, without limitation, the right to make any payments with respect to any obligation of the Borrower hereunder to the Lender or any other person in connection with the construction to be performed hereunder, to make additions and changes in the Plans and Specifications, to employ contractors, subcontractors and agents and to take any and all such action which is commercially reasonable with respect to the completion of the Project, either in its own name or in the name of the Borrower, and the Borrower hereby grants the Lender an irrevocable power of attorney to act in its name in connection with the foregoing. In the event that the Lender takes possession of the Premises and assumes control of the Project as aforesaid, it shall not be obligated to continue the same longer than it shall see fit in its sole discretion, and may thereafter at any time abandon its efforts and refuse to make further payments for the account of the Borrower, whether or not the Project has been completed.

         In the event of the taking or condemnation of all or any portion of the Premises, then such taking or condemnation shall constitute an event of default hereunder, and the entire taking or condemnation award may be applied by the Lender in reduction of the Note and all other amounts due the Lender from the Borrower, or at the Lender's option any portion of said award may be made available to the Borrower for the Project under such terms and conditions as the Lender shall determine.

         In addition to any rights available to the Lender under any of the Basic Instruments, the Lender shall have the right, under this Agreement, to participate in the settlement of any insured or condemnation claim, at the Borrower's expense, and no insured loss or condemnation claim shall be settled without the prior written approval of the Lender not to be unreasonably withheld.

    12. Commitment Fee: The Borrower has paid to the Lender the balance of the Commitment Loan Fee of Forty Thousand ($40,000) Dollars prior to the date hereof.

    13. Public Purpose: It is the express intention of the Lender to provide financing to projects that achieve public purposes as specified by Chapter 212 of the Acts of 1975, as amended. The public purpose objectives of the Project are to alleviate blighted conditions at the Premises, encourage new and state-of-the-art technology based manufacturing and research and development related thereto and to create employment opportunities within the Commonwealth of Massachusetts. To ensure that these public purpose objectives are being achieved, the Lender shall, at any time and from time to time, have the right to examine the Premises and any and all documents pertaining to the achievement of such objectives, and the Borrower shall, as requested by the Lender, submit to the Lender evidence satisfactory that such objectives are being adequately addressed in the implementation of the Project.

    14.  Miscellaneous:

    A. No suit at law or in equity shall be brought by the Borrower for any alleged breach by Lender of the terms of this Agreement unless notice in writing, particularly describing said alleged breach, shall have been given to the Lender and the Lender shall have failed to commence to cure such breach within sixty (60) days after such written notice.

    B. Neither the approval by the Lender of the Plans and Specifications, nor any subsequent inspections or approvals of the Project during construction shall constitute a warranty or representation by the Lender or any of its agents, representatives, or designees, as to the technical sufficiency or adequacy or safety of the structure or any of its component parts, including without limitation, its fixtures, equipment or furnishings, nor shall such approvals or inspections constitute a warranty or representation as to the sub-soil conditions involved in the Project or any other physical condition or feature relating to this Project by any agent, representative or designee of the Lender are performed solely for the benefit of the Lender to assure repayment of the Loan and are not for the Borrower's benefit or the benefit of any other person, including without limitation, purchasers, tenants or other occupants.

    C. The Borrower shall protect, indemnify and save harmless the Lender and its officers, employees and agents against and from any and all liabilities, suits, actions, claims, demands, losses, expenses and costs of every kind and nature incurred by, or asserted or imposed against, the Lender or its officers, agents or employees, or any of them, by reason of the Lender's participation in the financing of the construction of the Project, or by reason of any accident, injury (including death) or damage to any person or property, howsoever caused, resulting from, connected with or growing out of any act of commission or omission of the Borrower or any partners, employees, agents, assignees, contractors or subcontractors of the Borrower, or any use, nonuse, possession, occupation, condition, operation, service, design, construction, acquisition, maintenance or management of, or on, or in connection with, the Project or any part thereof, and regardless of whether such liabilities, suits, actions, claims, demands, damages, losses, expenses and costs be against or be suffered or sustained by the Lender or any of its officers, agents or employees, or be against or sustained by other persons, corporations or other legal entities to whom the Lender or any of its officers, agents or employees may become liable therefor, except as the same may be the direct result of acts of gross negligence or willful misconduct on the part of the Lender. The Borrower may, and if so requested by the Lender shall, undertake to defend, at their sole cost and expense, any and all suits, actions or proceedings brought against the Lender in connection with any of the matters mentioned in this Agreement provided that the Lender shall give the Borrower timely notice of and shall forward to Borrower documents, notices, summons or other process received with respect to any claim or legal proceeding within the purview hereof. All of the rights of the Lender set forth herein shall survive the termination of this Agreement.

    D.   The parties agree that time is of the essence of this Agreement.

    E. All decisions and determinations of the Lender made in good faith on any question of fact or expediency hereunder shall bind the Borrower.

    F. All rights and remedies hereunder provided in favor of the Lender are intended to be cumulative and not exclusive of one another or exclusive of any other remedy which the Lender might have at law or in equity, including the right to enforce the payment of any amount due the Lender by any proceeding at law or in equity.

    G. No waiver at any time of any of the provisions or conditions of this Agreement or of the Basic Instruments shall be construed as a waiver of any other of such conditions or provisions, nor shall such waiver in any instance be construed as a waiver of the same provision or condition in other or subsequent instances.

    H. This Agreement may not be waived, changed or discharged orally, but only by an agreement in writing and signed by the party against whom enforcement or any waiver, change or discharge is sought and any oral waiver, change or discharge of any provision of this Agreement by any representative of either party shall be without authority and of no force and effect.

    I. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    J. The invalidity of any provision of this Agreement shall not affect the validity of any other provision hereof, it being intended that all provisions hereof shall be enforceable to the extent permitted by law.

    K. The Borrower and Lender each hereby consent and irrevocably submit to the non-exclusive jurisdiction of any state or federal court located in any county in the Commonwealth of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of or in connection with this Agreement (and, except as expressly set forth to the contrary therein, the Basic Instruments) and hereby expressly waive any and all objections to the venue in any such courts.

    L. THE BORROWER AND THE LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EITHER PARTY MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. The Borrower hereby certifies that neither the Lender, nor any of the Lender's representatives, agents or counsel has represented, expressly or otherwise, that the Lender would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The Borrower acknowledges that the Lender has been induced by this waiver (among other things) to enter into the loan transaction evidenced by this Agreement.

    M. All major public relations activity regarding the Project, including, without limitation, all signage at the Premises, press releases, ribbon cuttings, ground breaking or other similar activities, must by reasonably approved by Lender.

    15. PERFECTING OF SECURITY: The Borrower agrees to execute such instruments as the Lender may from time to time reasonably request to perfect and continue the security interest of the Lender in any and all rights under this Agreement and any and all property of the Borrower which, under applicable provisions of this Agreement, may or shall stand as security for the Note.

    16. NOTICES: Any notice, request, demand, statement or consent desired or required to be given hereunder shall be in writing and shall be delivered by hand, sent by certified mail, return receipt requested, sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, or sent by facsimile transmission, to the Borrower or Lender at their respective addresses set forth below (or to such other address as either party may elect, provided that notice of such address change has been sent to the other party pursuant to the terms hereof), and shall be deemed given (i) when actually delivered, if delivered by hand, (ii) upon receipt, if sent by certified mail, (iii) the next business day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service or (iv) if sent by facsimile transmission, when electronic indication of receipt is received. Notices shall be addressed, in the case of the Borrower, to such parties at:

    GTC Mason Laboratories, Inc.
    57 Union Street
    Worcester, MA  01608
    Attn:  Director of Finance


    with a copy to:

    John B. Green, Jr., CPA
    Genzyme Transgenics Corporation
    5 Mountain Road
    Framingham, MA  01701


and in the case of the Lender, to it at:

    Emerging Technology Fund of the Government Land Bank
    d/b/a MassDevelopment
    75 Federal Street
    Boston, MA  02110
    Attn:  Portfolio Manager


    with at copy to:

    Managing Partner
    Hutchins, Wheeler & Dittmar
    101 Federal Street
    Boston, MA  02110

or in the case of either party to such other address as shall be designated by written notice given to the other party.

    Witness the execution hereof under seal as of the day and year first above mentioned.

                                       Lender:

WITNESS:                               EMERGING TECHNOLOGY FUND OF THE
                                       GOVERNMENT LAND BANK d/b/a
                                       MASSDEVELOPMENT


/s/ David Slatery                      By: /s/ Michael P. Hogan
----------------------------------     -----------------------------------

                                           Name:  Michael P. Hogan
                                           Its:  Executive Director

                                       Borrower:

WITNESS:                               GTC MASON  LABORATORIES, INC.


/s/ Peter J. Dawson                    By: /s/ John B. Green, Jr.
----------------------------------     -----------------------------------

    Peter J. Dawson
                                           Name:  John B. Green, Jr.
184393-2                                   Its:  Vice President and Treasurer

                                      EXHIBIT A

                                SURVEYOR'S CERTIFICATE
                                ----------------------

Lender:                                THE EMERGING TECHNOLOGY FUND of
                                       the GOVERNMENT LAND BANK  d/ b/a
                                       MASSDEVELOPMENT
Borrower:                              GTC MASON LABORATORIES, INC.
Loan Amount:                           $5,000,000
Premises:                              55 Union Street
                                       Worcester, MA


    In connection with the above-described loan and intending that the Lender may rely on this Certificate, I hereby certify to the Lender that the survey entitled was actually made on the ground and is correct according to the record description of the Premises; that the bounds and measurements shown on the survey are correct; that the title lines and actual lines of possession are the same; that no buildings or improvements on or relating to the Premises encroach over any property of others or over any easements, servitudes or rights-of-way (except as shown on the survey), and that no buildings or improvements on property of others encroach on the Premises or on any easements, servitudes or rights-of-way appurtenant thereto; and that the survey shows: the location of all building(s) and other improvements now existing; the location of all additional improvements to be constructed contemplated by the plans and specifications approved by the Lender; the location of all means of ingress and egress from the Premises; the location of all utilities services from the Premises to the nearest public road or right-of-way (and if from the Premises to the public right-of-way such utilities pass over land owned by others, I hereby certify that said passage is by means of valid, recorded easement(s); the bounds of any areas constituting a flood hazard area or wetlands or aquifer protection area under the Federal Flood Disaster Protection Act or under any state or local law, ordinance or by-laws or regulations (including zoning) and any other area in which the use of the Premises is restricted in any manner, and the location of all easements affecting the Premises; whether encumbering the Premises or appurtenant thereto.

Dated:  June __, 1997                  -----------------------------------
                                       Registered Surveyor

                                       Registration
                                       No.  ------------------------------

184393-2

                                      EXHIBIT B

                               ARCHITECT'S CERTIFICATE
                               -----------------------

Lender:                                THE EMERGING TECHNOLOGY FUND of
                                       the GOVERNMENT LAND BANK d/b/a
                                       MASSDEVELOPMENT
Borrower:                              GTC MASON LABORATORIES, INC.
Loan Amount:                           $500,000
Premises:                              55 Union Street
                                       Worcester, MA


    In connection with the above-described loan and intending that the Lender may rely on this Certificate, I hereby certify to the best of my belief, information and knowledge to the Lender that:

    1. Access to and egress from the Premises and the improvements constructed, and to be constructed, and to be constructed, thereon (the Project ) are in accordance with applicable governmental requirements and will be provided via the means indicated on plans and specifications approved by the Lender, and all necessary approvals therefor have been obtained.

    2. Municipal water, municipal storm sewer and municipal sanitary sewer facilities and telephone, gas and electric services of public utilities are available at the Premises and are adequate to serve the Project. Connections for the Project to said facilities and services have been obtained.

    3. The Premises and the intended construction of the Project consistent with the said plans and specifications comply with all applicable zoning, building code, health, fire, safety, wetland and watershed protection and environmental statutes, codes, by-laws and regulations.



Dated:                                 -----------------------------------
                                       Registered Professional Engineer


                                       ----------------------  Registration
                                       No.  -------------------------------
184393-3

                                      EXHIBIT C

                               CERTIFICATE OF BORROWER
                               -----------------------
                            APPLICATION FOR FINAL PAYMENT
                            -----------------------------

Lender:                                THE EMERGING TECHNOLOGY FUND of
                                       the GOVERNMENT LAND BANK d/b/a
                                       MASSDEVELOPMENT
Borrower:                              GTC MASON LABORATORIES, INC.
Loan Amount:                           $5,000,000
Premises:                              55 Union Street
                                       Worcester, MA

    In connection with the above-described loan, and intending that the Lender may rely on this Certificate, the Borrower hereby certifies to the Lender that:

    A. No changes have been made in any respect to the Plans and Specifications except those which have had the prior approval of you or for which approval is not required under the Loan Agreement;

    B. All construction has in every material respect been performed in accordance with the Plans and Specifications and with such approved changes;

    C. The funds remaining unadvanced under the Loan Agreement, together with the remaining equity funds to be contributed by the Borrower will be sufficient for the payment of all related direct and indirect costs for the completion of the Project in accordance with all of the terms and provisions of the Loan Agreement;

    D. All loan funds requisitioned by the Borrower and disbursed by the Lender under previously approved requisitions have been expended for the purpose for which they were requisitioned, and all equity funds heretofore contributed have been likewise expended;

    E. The representations and warranties made by the undersigned in the Loan Agreement are true and correct as of the date hereof with the same effect as if made on this date;

    F. The undersigned represents and warrants that it is not in default of any of its obligations to the Lender in connection with the Project; and

    G. Full payment has been made of all obligations incurred by the undersigned to subcontractors, workmen and materialmen for and with respect to all work and materials supplied through and including the date of the Borrower's last Application for Payment, except for the amount of any holdback or retainage being withheld in accordance with the terms of such obligations and full payment has been made by all subcontractors to their subcontractors, workmen and materialmen for and with respect to all work and materials supplied through and including the date of the Borrower's last Application for Payment.

    All capitalized terms herein shall bear the meanings ascribed to such terms by that Loan Agreement between the Lender and the Borrower concerning the Project.


                                       Borrower:

                                       GTC MASON LABORATORIES, INC.


                                       By:  ------------------------------
                                            Name:
                                            Its:



Dated:


184393-3